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                                                                    EXHIBIT 10.3

                              AMENDED AND RESTATED
                                PLEDGE AGREEMENT


                  THIS AMENDED AND RESTATED PLEDGE AGREEMENT (this "AGREEMENT"), dated as of July 26, 2002, is made by UTI DRILLING, L.P., a Texas limited partnership ("UTI"), NORTON DRILLING, L.P., a Delaware limited partnership ("NDLP"), UNIVERSAL WELL SERVICES, INC., a Delaware corporation ("UWSI"), UTI MANAGEMENT SERVICES, L.P., a Texas limited partnership ("UTIMS"), SUITS DRILLING COMPANY, an Oklahoma corporation ("SDC"), PATTERSON-UTI DRILLING COMPANY LP, LLLP, a Delaware limited liability limited partnership ("PUDC"), PATTERSON-UTI ENERGY, INC., a Delaware corporation ("PARENT"), UTICO, INC., a Delaware corporation ("HOLDING"), UTICO HARD ROCK BORING, INC., a Delaware corporation ("UHRB"), INTERNATIONAL PETROLEUM SERVICE COMPANY, a Pennsylvania corporation ("IPSCO"), NORTON DRILLING SERVICES, INC., a Delaware corporation ("NDS"), NORTON DRILLING COMPANY MEXICO, INC., a Delaware corporation ("NDM"), PATTERSON
(GP) LLC, a Delaware limited liability company ("PATTERSON GP"), PATTERSON (LP) LLC, a Delaware limited liability company ("PATTERSON LP"), PATTERSON (GP2) LLC, a Delaware limited liability company ("PATTERSON GP2"), UTI DRILLING CANADA, INC., a Delaware corporation ("UTI CANADA") and NORTON GP, L.L.C., a Delaware limited liability company ("NORTON GP") (UTI, NDLP, UWSI, UTIMS, SDC, PUDC, Parent, Holding, UHRB, IPSCO, NDS, NDM, Patterson GP, Patterson LP, Patterson GP2, UTI Canada and Norton GP are referred to herein individually as "PLEDGOR" and collectively as the "PLEDGORS") in favor of THE CIT GROUP/BUSINESS CREDIT, INC., a New York corporation having an office located at 1211 Avenue of the Americas, New York, New York 10026 ("CITBC"), as Agent, pledgee, assignee and secured party (in any and all such capacities and together with any successors in such capacities, "AGENT") for the benefit of the Lenders (as defined below).

                                    RECITALS:

         A. The ownership interests owned by each Pledgor which are being pledged hereunder are as follows: (1) Parent owns all of the issued and outstanding capital stock of Holding and NDS and a 100% membership interest in Patterson LP and Patterson GP; (2) Patterson LP owns a 99% limited partnership interest in PUDC, LONE STAR MUD LP, LLLP, a Delaware limited liability limited partnership, ("LSM"), AMBAR DRILLING FLUIDS LP, LLLP, a Delaware limited liability limited partnership ("ADF"), patterson petroleum lp, lllp, a Delaware limited liability limited partnership ("PPLP"), and patterson petroleum trading company lp, lllp, a Delaware limited liability limited partnership ("PPTC"); (3) Patterson GP owns a 1% general partnership interest in PUDC, LSM, ADF, PPLP and PPTC; (4) PUDC owns a 99% limited partnership interest in PATTERSON-UTI DRILLING COMPANY SOUTH LP, LLLP, a Delaware limited liability limited partnership ("PUDCS"), and PATTERSON-UTI DRILLING COMPANY WEST LP, LLLP, a Delaware limited liability limited partnership ("PUDCW"), and a 100% membership interest in PATTERSON GP2; (5) Patterson GP2 owns a 1% general partnership interest in PUDCS and


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PUDCW; (6) Holding owns all of the issued and capital stock of IPSCO, UWSI,
UHRB and SDC and a 99% limited partnership interest in UTIMS and UTI; (7) UHRB owns a 1% general partnership interest in UTIMS and UTI; (8) NDLP owns all of the issued and outstanding stock of NDM; (9) NDS owns a 99% limited partnership interest in NDLP and a 100% membership interest in Norton GP; (10) Norton GP owns a 1% general partnership interest in NDLP; (11) UTI owns all of the issued and outstanding capital stock of UTI Canada; and (12) UTI Canada owns all of the issued and outstanding capital stock of Phelps Drilling Co., a corporation organized under the laws of the Province of Nova Scotia, Canada ("Phelps Drilling").

         B. Each Pledgor is the legal, record and beneficial owner of the Pledged Collateral (as defined below) pledged by it pursuant to this Agreement.

         C. UTI, NDLP, UWSI, UTIMS, SDC, PUDC, PUDCS, PUDCW, LSM, and ADF (collectively, the "Borrowers") and Parent, Holding, UHRB, IPSCO, NDS, NDM, UTI Canada, Patterson LP, Patterson GP, Patterson GP2, PPLP, PPTP and Norton GP (collectively, the "Guarantors") have entered into the Amended and Restated Loan and Security Agreement dated as of even date herewith (as amended and modified or supplemented from time to time, the "Loan Agreement") with Agent and the Lenders named therein and from time to time parties thereto (collectively, the "Lenders"), pursuant to which, among other things, the Lenders have agreed to provide certain credit accommodations to or for the benefit of the Borrowers, and each Pledgor has agreed to be liable to the Agent and the Lenders in respect of such credit accommodations. Capitalized terms used herein and not defined shall have the meaning assigned to such terms in the Loan Agreement.

         D. Each of the Pledgors has represented to the Agent and the Lenders that each Pledgor will receive substantial benefit from the performance of the Loan Agreement, and each Pledgor has agreed to grant to the Agent, liens and security interests in the Pledged Collateral owned by it to secure the Secured Obligations (as hereinafter defined).

         E. It is a condition to the obligations of the Lenders to continue to make the Loans under the Loan Agreement and to issue Letters of Credit that the Pledgors execute and deliver the applicable Loan Documents, including this Agreement.

                                   AGREEMENT:

         NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Pledgor and Agent hereby agree as follows:

Section 1. Pledge. As collateral security for the payment and performance when due of all of the Secured Obligations, each Pledgor, jointly and severally, hereby pledges, assigns, transfers and grants to Agent for its benefit and the benefit of the Lenders, a continuing first priority security interest in and to all of the right, title and interest of such Pledgor in, to and under the following property, whether now existing or hereafter acquired (collectively, the "PLEDGED COLLATERAL"):


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                  (a) all of the issued and outstanding shares of capital stock of Holding, NDS, NDM, IPSCO, UWSI, UHRB, SDC, UTI Canada, and Phelps Drilling described on Schedule A hereto (the "PLEDGED STOCK") (which are and shall, subject to Section 4(b) hereof, remain at all times until this Agreement terminates, certificated shares), including the certificates representing the Pledged Stock and any interest of Parent in the entries on the books of any financial intermediary pertaining to the Pledged Stock;

                  (b) all additional shares of capital stock of any issuer of the Pledged Stock from time to time acquired by any Pledgor in any manner (which are and shall, subject to Section 4(b) hereof, remain at all times until this Agreement terminates, certificated shares) (which shares shall, upon acquisition, be deemed to be part of the Pledged Stock), including the certificates representing such additional shares and any interest of any Pledgor in the entries on the books of any financial intermediary pertaining to such additional shares;

                  (c) all partnership interests in (i) PUDC, LSM, ADF, PPLP and PPTC owned by Patterson LP and Patterson GP, (ii) PUDCW and PUDCS owned by PUDC and Patterson GP2, (iii) UTIMS and UTI owned by Holding and UHRB, and (iv) NDLP owned by NDS and Norton GP, together with all rights, privileges, authority and powers of such Pledgors in and to PUDC, LSM, ADF, PPLP, PPTC, PPDCW, PPDCS, UTIMS, UTI, and NDLP (collectively, the "Partnerships") or under the Agreements of Limited Partnership of the Partnerships (the "PARTNERSHIP AGREEMENTS") (collectively, the "INITIAL PLEDGED PARTNERSHIP INTERESTS"), and the certificates, instruments and agreements, if any, representing the Initial Pledged Partnership Interests;

                  (d) (i) all of the membership interests (1) of Patterson GP and Patterson LP owned by Parent, (2) of Patterson GP2 owned by PUDC, and (3) of Norton GP owned by NDS (the "Initial Pledged Membership Interests");

                           (ii) all limited liability company membership
                  interests and all other ownership interests in any issuer which such Pledgors shall, from time to time, become entitled to receive or shall receive pursuant to subsection (d)(iii) hereof, all certificates, if any, representing any such membership interests, all options and other rights, contractual or otherwise, at any time existing with respect to such membership interests, and all dividends, cash, instruments and other property now or hereafter received, receivable or otherwise distributed in respect of or in exchange for any or all of such membership interests; and

                           (iii) all rights, privileges, authority and powers of
                  such Pledgors under all operating agreements, certificates, and other agreements of Patterson GP, Patterson LP, Patterson GP2, and Norton GP (being herein called the "LLC Agreements");

                  (e) all options, warrants, rights, agreements, additional partnership interests or other interests relating to any Borrower, Pledgor or any Guarantor (as defined in the Loan Agreement) (collectively, the "ADDITIONAL INTERESTS"; and, collectively with the Initial

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         Pledged Partnership Interests and the Initial Pledged Membership
         Interests, the "PLEDGED INTEREST"; and, collectively with the Pledged Stock, the "PLEDGED SECURITIES") from time to time acquired by the Pledgor in any manner and the certificates, instruments and agreements, if any, representing the Additional Interests;

                  (f) all intercompany notes now owned or held by any Pledgor and from time to time acquired by any Pledgor in any way, including the intercompany notes described on Schedule B hereto (collectively, the "INTERCOMPANY NOTES") and all certificates or instruments evidencing such Intercompany Notes and all proceeds thereof, all accessions thereto and substitutions therefor;

                  (g) all dividends, cash, options, warrants, rights, instruments, distributions, returns of capital, income, profits and other property, interests or proceeds from time to time received, receivable or otherwise distributed to any Pledgor in respect of or in exchange for any or all of the Pledged Securities or Intercompany Notes (collectively, "DISTRIBUTIONS"); and

                  (h) all proceeds (as defined under Uniform Commercial Code as in effect in any relevant jurisdiction (the "CODE") or under other relevant law) of any of the foregoing, and in any event, including, without limitation, any and all (i) proceeds of any insurance, indemnity, warranty or guarantee payable to Pledgor from time to time with respect to any of the Pledged Collateral, (ii) payments (in any form whatsoever) made or due and payable to Pledgor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Pledged Collateral by any governmental authority (or any person acting on behalf of a governmental authority), (iii) instruments representing obligations to pay amounts in respect of Pledged Securities or Intercompany Notes,
         (iv) products of the Pledged Collateral, and (v) other amounts from time to time paid or payable under or in connection with any of the Pledged Collateral.

                  Section 2. Secured Obligations. This Agreement is entered into by each Pledgor in favor of Agent, for its benefit and the benefit of the Lenders to secure the payment and performance in full when due, whether at stated maturity, by acceleration or otherwise (including, without limitation, the payment of interest and other amounts which would accrue and become due but for the filing of a petition in bankruptcy or the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. Section 362(a)) of:
(i) all "Obligations" of the Borrowers and/or any and every Pledgor now or hereafter arising or incurred under or in respect of the Loan Agreement and/or any other Loan Documents; (ii) all obligations of the Borrowers and any and every Pledgor now or hereafter arising or incurred under or in respect of this Agreement or any other Loan Document; and (iii) all interest, charges, fees, costs, expenses, reimbursements, premiums, indemnities and other payments of any kind or nature in respect of amounts or instruments referred to in any of clauses (i) and (ii) (the obligations described in clauses (i) through (iii), collectively, the "SECURED OBLIGATIONS").

                  Section 3. No Release. Nothing set forth in this Agreement shall relieve any Pledgor from the performance of any term, covenant, condition or agreement on such Pledgor's

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part to be performed or observed under or in respect of any of the Pledged
Collateral or from any liability to any Person under or in respect of any of the Pledged Collateral or shall impose any obligation on Agent or any Lender to perform or observe any such term, covenant, condition or agreement on such Pledgor's part to be so performed or observed or shall impose any liability on Agent or any Lender for any act or omission on the part of any Pledgor relating thereto or for any breach of any representation or warranty on the part of any Pledgor contained in this Agreement or any other Loan Document or under or in respect of the Pledged Collateral or made in connection herewith or therewith.

                  Section 4. Delivery of Pledged Collateral. (a) All certificates, agreements, notes or instruments representing or evidencing the Pledged Collateral, to the extent not previously delivered to Agent, shall immediately upon receipt thereof by any Pledgor be delivered to and held by or on behalf of Agent pursuant hereto except that stock certificates or other evidence of Pledged Collateral relating to corporations incorporated outside of the United States may be held by foreign counsel under an escrow arrangement satisfactory to Agent. All Pledged Collateral shall be in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to Agent. Agent shall have the right, at any time upon the occurrence of an Event of Default and without notice to any Pledgor, to endorse, assign or otherwise transfer to or to register in the name of Agent or any of its nominees any or all of the Pledged Collateral. In addition, Agent shall have the right at any time to exchange certificates representing or evidencing Pledged Collateral for certificates of smaller or larger denominations.

                  (b) If the issuer of any Pledged Securities is organized in a jurisdiction which does not permit the use of certificates to evidence equity or partnership ownership, as the case may be, or if any of the Pledged Securities are not evidenced by certificates of ownership or other evidence of partnership interests, as the case may be, then the Pledgor that pledged such Pledged Securities shall, to the extent permitted by applicable law, record such pledge on the stock register or books of the issuer, execute any customary stock pledge forms or other documents necessary or appropriate to complete the pledge and give Agent the right to transfer such Pledged Securities under the terms hereof and provide to Agent an opinion of counsel, in form and substance reasonably satisfactory to Agent, confirming such pledge.

                  Section 5. Supplements; Further Assurances. (a) Each Pledgor agrees that at any time and from time to time, at its sole cost and expense, it shall promptly execute and deliver all further instruments and documents, including, without limitation, supplemental or additional UCC-1 financing statements, and take all further action that may be necessary or that Agent may reasonably request, in order to perfect and protect the pledge, security interest and Lien granted or purported to be granted hereby or to enable Agent to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.

                  (b) Each Pledgor shall, upon obtaining any Pledged Securities or Intercompany Notes of any Person, promptly (and in any event within five Business Days) deliver to Agent a pledge amendment, duly executed by such Pledgor, in substantially the form of Exhibit 1 hereto (each, a "PLEDGE AMENDMENT"), in respect of the additional Pledged Securities or Intercompany Notes which are to be pledged pursuant to this Agreement, and confirming the attachment of the


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Lien hereby created on and in respect of such additional Pledged Securities or
Intercompany Notes. Each Pledgor hereby authorizes Agent to attach each Pledge Amendment to this Agreement and agrees that all Pledged Securities or Intercompany Notes listed on any Pledge Amendment delivered to Agent shall for all purposes hereunder be considered Pledged Collateral.

                  Section 6. Representations, Warranties and Covenants. Each Pledgor, jointly and severally, represents, warrants and covenants (as applicable), after giving effect to the transactions contemplated by the Loan Documents as follows (as to itself and each other Pledgor):

                  (a) No Liens. Such Pledgor is, and at the time of any delivery of any Pledged Collateral to Agent pursuant to Section 4 of this Agreement will be, the sole legal and beneficial owner of the Pledged Collateral pledged by it. All Pledged Collateral pledged by it is on the date hereof, and will be, so owned by such Pledgor free and clear of any Lien except for the Lien created by this Agreement and the Security Agreement.

                  (b) No Consents, etc. No consent of any party (including, without limitation, stockholders or creditors of such Pledgor) and no consent, authorization, approval, or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or other Person (other than those consents or approvals which have been obtained as of the date hereof) is required (i) for the execution, delivery or performance of this Agreement by such Pledgor or for the pledge by such Pledgor of the Pledged Collateral pursuant to this Agreement, (ii) for the exercise by Agent of the voting or other rights provided for in this Agreement (other than any such consent, approval or action required to be taken by the Agent), or (iii) for the exercise by Agent of the remedies in respect of the Pledged Collateral pursuant to this Agreement (other than any such consent, approval or action required to be taken by the Agent).

                  (c) Due Authorization and Issuance. All of the Pledged Shares pledged by it have been, and to the extent hereafter issued will be upon such issuance, duly authorized and validly issued and fully paid and nonassessable to the extent permitted by applicable law. Patterson GP, Patterson LP, Patterson GP2 and Norton GP have fully paid for their respective Initial Pledged Partnership Interests and there is no amount or other obligation on the part of such Pledgors owing in exchange for their Initial Pledged Partnership Interest or such Pledgors' status as partners of PUDC, LSM, ADF, PPLP, PPTC, PUDCW, PUDCS, UTIMS, UTI and NDLP. Parent, PUDC and NDS have fully paid for their respective Initial Pledged Membership Interests and there is no amount or obligation on the part of such Pledgors owing in exchange for the Initial Pledged Membership Interests or such Pledgors' status as members of Patterson GP, Patterson LP, Patterson GP2 and Norton GP.

                  (d) Chief Executive Office. Such Pledgors' chief executive offices are located at addresses set forth in Schedule 7(1) of the Loan Agreement and each Pledgor's state of organization is Delaware. No Pledgor shall move its chief executive office except to such new location as such Pledgor may establish in accordance with the last sentence of this Section 6(d). No Pledgor shall establish a new location for its chief executive office or

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         shall it change its name until (i) it shall have given Agent not less than 30 days' prior written notice of its intention to do so, clearly describing such new location or name and providing such other information in connection therewith as Agent or any Secured Party may reasonably request, and (ii) with respect to such new location or name, such Pledgor shall have taken all action satisfactory to Agent to maintain the perfection and priority of the security interest in the Pledged Collateral intended to be granted hereby.

                  (e) Delivery of Pledged Collateral; Filings. Such Pledgor has delivered (or in the case of Pledged Securities acquired by such Pledgor after the date hereof, such Pledgor will have delivered) to Agent all certificates representing the Pledged Securities and Intercompany Notes intended to be pledged pursuant to this Agreement and has directed the Agent to file UCC-1 financing statements (evidencing the lien created by this Agreement) with the Secretary of State in the appropriate jurisdiction, and such delivery and pledge of the Pledged Collateral pursuant to this Agreement creates, upon proper filing, a valid and perfected first priority security interest in the Pledged Collateral securing the payment of the Secured Obligations pursuant to the Code in effect in the appropriate jurisdiction.

                  (f) Pledged Collateral. All information set forth herein, including the Schedules annexed hereto, relating to the Pledged Collateral pledged by it is accurate and complete in all respects.

                  (g) No Violations, etc. The pledge of the Pledged Collateral pledged by it pursuant to this Agreement does not violate Regulation U or X of the Federal Reserve Board.

                  (h) Ownership of Pledged Collateral. Except as otherwise permitted by the Loan Agreement, such Pledgor at all times will be the sole beneficial owner of the Pledged Collateral pledged by it.

                  (i) No Options, Warrants, etc. There are no options, warrants, calls, rights, commitments or agreements of any character to which such Pledgor is a party or by which it is bound obligating such Pledgor to issue, deliver or sell or cause to be issued, delivered or sold, additional Pledged Securities or obligating such Pledgor to grant, extend or enter into any such option, warrant, call, right, commitment or agreement. There are no voting trusts or other agreements or understandings to which such Pledgor is a party with respect to the voting of the capital stock of any issuer of the Pledged Securities pledged by it.

                  (j) Partnership Agreements and LLC Agreements. The Pledgors have delivered to Agent a true, correct and complete copy of the Partnership Agreements and the LCC Agreements. Each of the Partnership Agreements and LLC Agreements is in full force and effect, has not, as of the date hereof, been amended or modified and there is no existing default by any party thereunder or any event which, with the giving of notice or passage of time or both, would constitute a default by any party thereunder. No person will terminate or agree to terminate the Partnership Agreements or the LLC Agreements or make any amendment or modification to the Partnership Agreements or the LLC

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         Agreements which may have a Material Adverse Effect on the value of the
         Pledged Collateral. The Pledgors shall deliver to Agent as promptly as practicable following the execution thereof, certified copies or executed originals of each such amendment and modification concurrently with the delivery of such documents to the parties thereto.

                  Section 7. Voting Rights; Distributions; etc. (a) So long as no Event of Default shall have occurred and be continuing:

         (i) each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Securities or any part thereof for any purpose not inconsistent with the terms or purpose of this Agreement or any other Loan Document; provided, however, that such Pledgor shall not in any event exercise such rights in any manner which could reasonably be expected to have a Material Adverse Effect on the value of the Pledged Collateral pledged by it or an adverse effect on the other rights and remedies provided to the Agent by this Agreement.

         (ii) Subject to the terms of the Loan Agreement, each Pledgor shall be entitled to receive and retain, and to utilize free and clear of the Lien of this Agreement, any and all Distributions, but only if and to the extent made in accordance with the provisions of the Loan Documents; provided, however, that any and all such Distributions consisting of rights or interests in the form of securities shall be forthwith delivered to Agent to hold as Pledged Collateral and shall, if received by any Pledgor, be received in trust for the benefit of Agent, be segregated from the other property or funds of such Pledgor, and be forthwith delivered to Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

         (iii) Agent shall be deemed without further action or formality to have granted to each Pledgor all necessary consents relating to voting rights and shall, if necessary, upon written request of any Pledgor and at such Pledgor's sole cost and expense, from time to time execute and deliver (or cause to be executed and delivered) to such Pledgor all such instruments as such Pledgor may reasonably request in order to permit such Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to Section 7(a)(i) hereof and to receive the Distributions which it is authorized to receive and retain pursuant to Section 7(a)(ii) hereof.

                  (b) Upon the occurrence and during the continuance of an Event of Default:

         (i) All rights of each Pledgor to exercise the voting and other consensual rights it would otherwise be entitled to exercise pursuant to Section 7(a)(i) hereof without any action or the giving of any notice shall cease, and all such rights shall thereupon become vested in Agent (for so long as such Event of Default shall be continuing), which shall thereupon have the sole right to exercise such voting and other consensual rights.

         (ii) All rights of each Pledgor to receive Distributions which it would otherwise be authorized to receive and retain pursuant to Section 7(a)(ii) hereof shall cease and all such rights shall thereupon become vested in Agent (for so long as such Event of Default shall

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         be continuing), which shall thereupon have the sole right to receive and hold as Pledged Collateral such Distributions.

                  (c) Each Pledgor shall, at its sole cost and expense, from time to time execute and deliver to Agent appropriate instruments as Agent may reasonably request in order to permit Agent to exercise the voting and other rights which it may be entitled to exercise pursuant to Section 7(b)(i) hereof and to receive all Distributions which it may be entitled to receive under
Section 7(b)(ii) hereof.

                  (d) All Distributions which are received by any Pledgor contrary to the provisions of Section 7(b)(ii) hereof shall be received in trust for the benefit of Agent, shall be segregated from other funds of such Pledgor and shall immediately be paid over to Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

                  Section 8. Transfers and Other Liens; Additional Shares. (a) No Pledgor shall (i) sell, convey, assign or otherwise dispose of, or grant any option, right or warrant with respect to, any of the Pledged Collateral pledged by it except as permitted by the Loan Agreement, (ii) create or permit to exist any Lien upon or with respect to any Pledged Collateral pledged by it other than the Lien and security interest granted to Agent under this Agreement and the Security Agreement, or (iii) except as permitted by the Loan Agreement, permit the issuer of any Pledged Securities pledged by it to merge, consolidate or change its legal form, unless all of the outstanding capital stock, partnership interests or membership interests (as applicable) of the surviving or resulting entity is, upon such merger or consolidation, pledged hereunder and no cash, securities or other property is distributed in respect of the outstanding shares, partnership or membership interests (as applicable) of any other constituent entity.

                  (b) Each Pledgor shall (i) cause each issuer of the Pledged Securities pledged by it not to issue any stock or other securities or equity, partnership or membership interests in addition to or in substitution for the Pledged Securities issued by such issuer, except to such Pledgor or other Pledgors, (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of capital stock or other equity, partnership or membership securities of the issuer of the Pledged Securities which are required to be pledged hereunder and (iii) deliver all related stock or transfer powers requested by the Agent.

                  Section 9. Reasonable Care. Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equivalent to that which Agent, in its individual capacity, accords its own property consisting of similar instruments or interests, it being understood that neither Agent nor any of the Secured Parties shall have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not Agent or any other Secured Party has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any Person with respect to any Pledged Collateral.

                  Section 10. Remedies Upon Default; Decisions Relating to Exercise of Remedies. (a) If any Event of Default shall have occurred and be continuing, Agent shall have the

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

right, in addition to other rights and remedies provided for herein or otherwise available to it to be exercised from time to time, (i) to retain and apply the Distributions to the Secured Obligations as provided in Section 11 hereof, (ii) to exercise any remedies set forth in any Intercompany Notes (to the extent that a default has occurred thereunder) and (iii) to exercise all the rights and remedies of a secured party under the Code at the time of an event of default, and Agent may also in its sole discretion, without notice except as specified below, sell the Pledged Collateral or any part thereof (including, without limitation, any partial interest in the Pledged Securities) in one or more parcels at public or private sale, at any exchange, broker's board or at any of Agent's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as Agent may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Pledged Collateral. Agent or any Lender or any of their respective Affiliates may be the purchaser of any or all of the Pledged Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold at such sale, to use and apply any of the Secured Obligations owed to such Person as a credit on account of the purchase price of any Pledged Collateral payable by such Person at such sale. Each purchaser at any such sale shall acquire the property sold absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives, to the fullest extent permitted by law, all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Pledgor acknowledges and agrees that, to the extent notice of sale shall be required by law, ten Business Days notice to such Pledgor of the time and place of any public sale or the time after which any private sale or other intended disposition is to take place shall constitute reasonable notification of such matters. No notification need be given to a Pledgor if it has signed, after the occurrence of an Event of Default, a statement renouncing or modifying any right to notification of sale or other intended disposition. Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Pledgor hereby waives, to the fullest extent permitted by law, any claims against Agent arising by reason of the fact that the price at which any Pledged Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Agent accepts the first offer received and does not offer such Pledged Collateral to more than one offeree.

                  (b) Each Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "SECURITIES ACT"), and applicable state securities laws, Agent may be compelled, with respect to any sale of all or any part of the Pledged Collateral, to limit purchasers to Persons who will agree, among other things, to acquire the Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to Agent than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to a registration statement under the Securities Act), and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Pledged



                                                          UTI - PLEDGE AGREEMENT

Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would agree to do so.

                  (c) If Agent determines to exercise its right hereunder to sell any or all of the Pledged Collateral, upon written request, each Pledgor shall from time to time furnish to Agent all such information as Agent may request in order to determine the number of securities included in the Pledged Collateral which may be sold by Agent as exempt transactions under the Securities Act and the rules of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

                  (d) In addition to any of the other rights and remedies hereunder, Agent shall have the right to institute a proceeding seeking specific performance in connection with any of the agreements or obligations hereunder.

                  (e) Notwithstanding any other provision of this Agreement to the contrary, if, after giving effect to (i) any sale, transfer or other disposition of any or all of the Pledged Collateral pursuant hereto and after the application of the proceeds hereunder to the Secured Obligations and (ii) the sale, transfer or other disposition of any collateral pledged pursuant to any other Loan Document and the application of such proceeds thereunder, any Secured Obligation remains unpaid or unsatisfied, each Pledgor shall remain liable for the unpaid and unsatisfied amount of such Secured Obligations for which such Pledgor is otherwise liable pursuant to the Loan Agreement or otherwise.

                  Section 11. Application of Proceeds. All Distributions held from time to time by Agent in accordance with the terms of this Agreement and all proceeds received by Agent in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral pursuant to the exercise by Agent of its remedies as a secured creditor as provided in Section 10 hereof shall be applied, together with any other sums then held by Agent pursuant to this Agreement, promptly by Agent as follows:

                  FIRST, to the payment of all costs and expenses, fees, commissions and taxes of such sale, collection or other realization, including, without limitation, compensation to Agent and its agents and the reasonable fees and expenses of its counsel, and all expenses, liabilities and advances made or incurred by Agent in connection therewith, together with interest on each such amount at the highest rate then in effect under the Loan Agreement from and after the date such amount is due, owing or unpaid until paid in full;

                  SECOND, to the payment of all other costs and expenses of such sale, collection or other realization, including, without limitation, compensation to the Lenders and their agents and the reasonable fees and expenses of their counsel and all costs, liabilities and indebtedness made or incurred by the Lenders in connection therewith, together with interest on each such amount at the highest rate then in effect under the Loan Agreement from and after the date such amount is due, owing or unpaid until paid in full;

                                                          UTI - PLEDGE AGREEMENT

                  THIRD, to the indefeasible payment in full in cash of interest and all amounts other than principal under the Loan Agreement at any time and from time to time owing by any Pledgor under or in connection with the Loan Agreement, ratably according to the unpaid amounts thereof, without preference or priority of any kind among amounts so due and payable, together with interest on each such amount at the highest rate then in effect under the Loan Agreement from and after the date such amount is due, owing or unpaid until paid in full;

                  FOURTH, to the indefeasible payment in full in cash of principal at any time and from time to time owing by the Pledgors under or in connection with the Loan Agreement, ratably according to the unpaid amounts thereof, without preference or priority of any kind, among amounts so due and payable, together with interest on each such amount at the highest rate then in effect under the Loan Agreement from and after the date such amount is due, owing or unpaid until paid in full; and

                  FIFTH, the balance, if any, to the Person lawfully entitled thereto (including Pledgor or its successors or assigns).

                  Section 12. Expenses. Each Pledgor with respect to itself and jointly and severally with respect to all other Pledgors, will upon demand pay to Agent the amount of any and all expenses of Agent in connection with this Agreement in accordance with Section 7, Paragraph 13, Section 8, Paragraph 5 and
Section 10, Paragraph 3 of the Loan Agreement. All amounts payable by any Pledgor under this Section 12 shall be due upon demand and shall be part of the Secured Obligations. Each Pledgor's obligations under this Section shall survive the termination of this Agreement and the discharge of such Pledgor's other obligations hereunder.

                  Section 13. No Waiver; Cumulative Remedies. (a) No failure on the part of Agent to exercise, no course of dealing with respect to, and no delay on the part of Agent in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law.

                  (b) In the event Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to Agent, then and in every such case, each Pledgor, Agent and each holder of any of the Secured Obligations shall, subject to any determination in such proceeding, be restored to their respective former positions and rights hereunder with respect to the Pledged Collateral, and all rights, remedies and powers of Agent and the Secured Parties shall continue as if no such proceeding had been instituted.

                  Section 14. Agent. CITBC has been appointed as agent for itself as a Lender and for the other Lenders pursuant to Section 13, Paragraph 1 of the Loan Agreement. CITBC, as a Lender for itself and the other Lenders (under the Loan Agreement), hereby confirms and restates such appointment as if set forth at length herein. The actions of Agent hereunder are


                                                          UTI - PLEDGE AGREEMENT
subject to the provisions of the Loan Agreement. Agent shall have the right hereunder to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking action (including, without limitation, the release or substitution of Pledged Collateral), in accordance with this Agreement and the Loan Agreement. Agent may resign and a successor Agent may be appointed in the manner provided in the Loan Agreement. Upon the acceptance of any appointment as Agent by a successor Agent, that successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent under this Agreement, and the retiring Agent shall thereupon be discharged from its duties and obligations under this Agreement. After any retiring Agent's resignation, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Agent.

                  Section 15. Agent May Perform; Agent Appointed Attorney-in-Fact. If any Pledgor shall fail to do any act or thing that it has covenanted to do hereunder or any warranty on the part of any Pledgor contained herein shall be breached, Agent may (but shall not be obligated to), upon notice to any such Pledgor, do the same or cause it to be done or remedy any such breach, and may expend funds for such purpose. Any and all amounts so expended by Agent shall be paid by such Pledgor promptly upon demand therefor, with interest at the highest rate then in effect under the Loan Agreement during the period from and including the date on which such funds were so expended to the date of repayment. Each Pledgor's obligations under this Section 15 shall survive the termination of this Agreement and the discharge of such Pledgor's other obligations under the Loan Agreement and the other Loan Documents. Each Pledgor hereby appoints Agent its attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor, or otherwise, from time to time during the continuance of an Event of Default or at any other time that such Pledgor has failed, after notice from Agent, to take any action required to be taken by it hereunder, in Agent's discretion to take any action and to execute any instrument consistent with the terms of this Agreement and the Loan Agreement which Agent may deem necessary or advisable to accomplish the purposes of this Agreement. The foregoing grant of authority is a power of attorney coupled with an interest and such appointment shall be irrevocable for the term of this Agreement. Each Pledgor hereby ratifies, to the fullest extent permitted by law, all that such attorney shall lawfully do or cause to be done by virtue hereof.

                  Section 16. Indemnity.

                  (a) INDEMNITY. EACH OF PLEDGORS WITH RESPECT TO ITSELF, AND JOINTLY AND SEVERALLY WITH RESPECT TO THE OTHER PLEDGORS, AGREES TO INDEMNIFY, PAY AND HOLD HARMLESS AGENT AND EACH OF THE LENDERS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 7, PARAGRAPH 13 OF THE LOAN AGREEMENT. TO THE EXTENT THAT THE UNDERTAKING TO INDEMNIFY, PAY AND HOLD HARMLESS SET FORTH IN THE PRECEDING SENTENCE MAY BE UNENFORCEABLE BECAUSE IT IS VIOLATIVE OF ANY LAW OR PUBLIC POLICY, EACH PLEDGOR SHALL CONTRIBUTE THE MAXIMUM PORTION WHICH IT IS PERMITTED TO PAY AND SATISFY UNDER APPLICABLE LAW, TO THE PAYMENT AND SATISFACTION OF ALL INDEMNIFIED LIABILITIES INCURRED BY THE INDEMNITEES OR ANY OF THEM.


                                                          UTI - PLEDGE AGREEMENT

                  (b) Survival. The obligations of each Pledgor contained in this Section 16 shall survive the termination of this Agreement and the discharge of such Pledgor's other obligations under this Agreement and the other Loan Documents.

                  (c) Reimbursement. Any amounts paid by any indemnitee as to which such indemnitee has the right to reimbursement shall constitute Secured Obligations secured by the Pledged Collateral.

                  Section 17. Modification in Writing. No amendment, modification, supplement, termination or waiver of or to any provision of this Agreement, nor consent to any departure by any Pledgor therefrom, shall be effective unless the same shall be done in accordance with the terms of this Agreement and the Loan Agreement. Any amendment, modification or supplement of or to any provision of this Agreement, any waiver of any provision of this Agreement and any consent to any departure by any Pledgor from the terms of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement, no notice to or demand on any Pledgor in any case shall entitle such Pledgor to any other or further notice or demand in similar or other circumstances.

                  Section 18. Termination; Release. When all the Secured Obligations have been indefeasibly paid in full in cash and all of the Revolving Loan Commitments of the Lenders to make any Loan or to issue (or cause a bank to issue) any Letter of Credit under the Loan Agreement have expired, this Agreement shall terminate. Upon termination of this Agreement or any release of Pledged Collateral in accordance with the provisions of the Loan Agreement, the Agent shall, upon the request and at the sole cost and expense of any Pledgor, forthwith assign, transfer and deliver to such Pledgor, against receipt and without recourse to or warranty by Agent, such of the Pledged Collateral pledged by it to be released (in the case of a release) as may be in the possession of Agent and as shall not have been sold or otherwise applied pursuant to the terms hereof, and, with respect to any other Pledged Collateral, proper instruments (including, without limitation, Uniform Commercial Code termination statements on Form UCC-3) acknowledging the termination of this Agreement or the release of such Pledged Collateral, as the case may be.

                  Section 19. Notices. All notices or other communications herein required to be given shall be given at the address and in the manner required in the Loan Agreement.

                  Section 20. Continuing Security Interest; Assignment. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (a) be binding upon each Pledgor, and its successors and assigns and
(b) inure, together with the rights and remedies of Agent hereunder, to the benefit of Agent and the other Secured Parties and each of their respective successors, transferees and assigns; no other Persons (including, without limitation, any other creditor of any Pledgor) shall have any interest herein or any right or benefit with respect hereto.

                  Section 21. GOVERNING LAW; TERMS. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE


                                                          UTI - PLEDGE AGREEMENT

WITH, THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR PROPERTY ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK (INCLUDING, BUT NOT LIMITED TO, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

                  Section 22. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PLEDGOR WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT EACH PLEDGOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES TRIAL BY JURY, AND EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

                  Section 23. Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                  Section 24. Execution in Counterparts. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.

                  Section 25. Headings. The Section headings used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

                  Section 26. Obligations Absolute. All obligations of each Pledgor hereunder shall be absolute and unconditional irrespective of:

         (i) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of any other Pledgor;

         (ii) any lack of validity or enforceability of the Loan Agreement, any other Loan Document, or any other agreement or instrument relating thereto;

                                                          UTI - PLEDGE AGREEMENT

         (iii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Loan Agreement, any other Loan Document, or any other agreement or instrument relating thereto;

         (iv) any exchange, release or non-perfection of any collateral or the pledge of any additional collateral or the failure to recover in respect thereof pursuant to any remedy or right of the Agent or any Lender contained in this Agreement, the Loan Agreement, or any release or amendment or waiver of or consent to any departure from any guarantee, for all or any of the Secured Obligations;

         (v) any exercise or non-exercise, or any waiver of any right, remedy, power or privilege under or in respect of this Agreement or any Loan Document except as specifically set forth in a waiver granted pursuant to the provisions of Section 17 hereof; or

         (vi) any other circumstances which might otherwise constitute a defense available to, or a discharge of, any Pledgor.

                  Section 27. Agent's Right to Sever Indebtedness. (a) Each Pledgor acknowledges that (i) the Pledged Collateral does not constitute the sole source of security for the payment and performance of the Secured Obligations and that the Secured Obligations are also secured by other types of property of such Pledgor and its Affiliates in other jurisdictions (all such property, collectively, the "COLLATERAL"), (ii) the number of such jurisdictions and the nature of the transaction of which this instrument is a part are such that it would have been impracticable for the parties to allocate to each item of Collateral a specific loan amount and to execute in respect of such item a separate credit agreement and security agreement, and (iii) each Pledgor intends that Agent have the same rights with respect to the Pledged Collateral, in any judicial proceeding relating to the exercise of any right or remedy hereunder or otherwise, that Agent would have had if each item of Collateral had been pledged or encumbered pursuant to a separate credit agreement and security agreement. In furtherance of such intent, each Pledgor agrees to the greatest extent permitted by law that, from and after the occurrence of an Event of Default, Agent may at its option, at any time and from time to time, by notice (an "ALLOCATION NOTICE") to such Pledgor allocate a portion of the Secured Obligations (the "ALLOCATED INDEBTEDNESS") to the Pledged Collateral pledged by it and sever from the remaining Secured Obligations the Allocated Indebtedness. From and after the giving of an Allocation Notice with respect to the Pledged Collateral, the Secured Obligations hereunder shall be limited to the extent set forth in the Allocation Notice and (as so limited) shall, for all purposes, be construed as a separate credit obligation of such Pledgor unrelated to the other transactions contemplated by the Loan Agreement. To the extent that the proceeds of any judicial proceeding relating to the exercise of any right or remedy hereunder of the Pledged Collateral shall exceed the Allocated Indebtedness, such proceeds shall belong to such Pledgor and shall not be available hereunder to satisfy any Secured Obligations of such Pledgor other than the Allocated Indebtedness. In any action or proceeding to exercise any right or remedy under this Agreement which is commenced after the giving by Agent of an Allocation Notice, the Allocation Notice shall be conclusive proof of the limits of the Secured Obligations hereby secured, and such Pledgor may introduce, by way of


                                                          UTI - PLEDGE AGREEMENT
defense or counterclaim, evidence thereof in any such action or proceeding. Notwithstanding any provision of this Section 27, the proceeds received by the Agent pursuant to this Agreement shall be applied by the Agent in accordance with the provisions of Section 11 hereof.

                  (b) Each Pledgor hereby waives to the fullest extent permitted by law the right to a discharge of any of the Secured Obligations under any statute or rule of law now or hereafter in effect which provides that the exercise of any particular right or remedy as provided for herein (by judicial proceedings or otherwise) constitutes the exclusive means for satisfaction of the Secured Obligations or which makes unavailable any further judgment or any other right or remedy provided for herein because the Agent elected to proceed with the exercise of such initial right or remedy or because of any failure by Agent to comply with laws that prescribe conditions to the entitlement to such subsequent judgment or the availability of such subsequent right or remedy. In the event that, notwithstanding the foregoing waiver, any court shall for any reason hold that such subsequent judgment or action is not available to Agent, no Pledgor shall to the extent permitted by applicable law, (i) introduce in any other jurisdiction any judgment so holding as a defense to enforcement against such Pledgor of any remedy in the Loan Agreement or any other Loan Document or
(ii) seek to have such judgment recognized or entered in any other jurisdiction, and any such judgment shall in all events be limited in application only to the state or jurisdiction where rendered and only with respect to the Collateral referred to in such judgment.

                  (c) In the event any instrument in addition to the Allocation Notice is necessary to effectuate the provisions of this Section 27, including, without limitation, any amendment to this Agreement, any substitute promissory note or affidavit or certificate of any kind, each Pledgor agrees that it shall execute and deliver any such instrument reasonably requested by the Agent so long as such instrument is consistent with the terms of the Loan Documents.

                  Section 28. Amendment and Restatement. This Agreement is given in amendment and restatement (and not extinguishment or novation) of that certain Pledge Agreement dated as of November 22, 1999, as amended between certain Pledgors and Agent, that certain Pledge Agreement dated as of May 2, 2000 between certain Pledgors and Agent, and that certain Pledge Agreement dated as of June 29, 2001 between certain Pledgors and Agent (collectively, the "PRIOR PLEDGE AGREEMENTS"). The Pledgors acknowledge and agree that all security interests and liens granted under the Prior Pledge Agreements are renewed and continued hereunder in full force and effect.


             [The remainder of this page intentionally left blank.]

                                                          UTI - PLEDGE AGREEMENT

                                                                    EXHIBIT 10.3


         IN WITNESS WHEREOF, each Pledgor and the Agent have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the date first above written.

PLEDGORS:

UTI DRILLING, L.P.
UTI MANAGEMENT SERVICES, L.P.

By: UTICO Hard Rock Boring, Inc.,
    as Sole General Partner of UTI Drilling, L.P.
    and UTI Management Services, L.P.

    By:
        -------------------------------------
    Name:  Jonathan D. Nelson
    Title: Vice President-Finance

NORTON DRILLING, L.P.

By: Norton GP, L.L.C., its sole general partner
    By:  Norton Drilling Services, Inc., as Sole Member
    of Norton GP, L.L.C.

    By:
       ------------------------------------------
    Name:  Jonathan D. Nelson
    Title: Vice President-Finance

PATTERSON-UTI ENERGY, INC.
UTICO, INC.
UTICO HARD ROCK BORING, INC.
INTERNATIONAL PETROLEUM SERVICE COMPANY
NORTON DRILLING SERVICES, INC.
NORTON DRILLING COMPANY MEXICO, INC.
UTI DRILLING CANADA, INC.
PATTERSON (LP) LLC
PATTERSON (GP) LLC
PATTERSON (GP2)  LLC

By:
     ----------------------------------------
Name:  Jonathan D. Nelson
Title: Vice President-Finance of each of the above Pledgors


                                                          UTI - PLEDGE AGREEMENT

UNIVERSAL WELL SERVICES, INC.
SUITS DRILLING COMPANY


     By:
        -------------------------------------------
     Name:  Jonathan D. Nelson
     Title: Vice President of each of the above Pledgors


 PATTERSON-UTI DRILLING COMPANY LP, LLLP

 By: Patterson (GP) LLC, its general partner

     By:
        -------------------------------------------
     Name:  Jonathan D. Nelson
     Title: Vice President-Finance


NORTON GP, L.L.C.

By:  Norton Drilling Services, Inc.,
     Its sole member

     By:
        -------------------------------------------
     Name:  Jonathan D. Nelson
     Title: Vice President-Finance


AGENT:

THE CIT GROUP/BUSINESS CREDIT, INC.

By:
       --------------------------------------------
Name:
       --------------------------------------------
Title:
       --------------------------------------------



                                                          UTI - PLEDGE AGREEMENT

                                                                    EXHIBIT 10.3


         The undersigned hereby each agrees that it will comply with all instructions with respect to the Pledged Interests originated by Pledgee (and not any other party, including without limitation all instructions of Pledgor) regarding transfer of the Pledged Interests. The undersigned each further agrees to comply with all such instructions without further consent by or notice to any Pledgor. It is intended that this undertaking by the undersigned confer control over the Pledged Interests on Pledgee for purposes of perfecting Pledgee's security interest in the Pledged Interests under the Code.

PATTERSON (LP) LLC                                               PATTERSON-UTI DRILLING COMPANY LP, LLLP
PATTERSON (GP) LLC
PATTERSON (GP2) LLC                                              By: Patterson (GP) LLC, its general partner

By:                                                                        By:
     ------------------------------------------------                          ----------------------------------
Name:  Jonathan D. Nelson                                                  Name:  Jonathan D. Nelson
Title: Vice President-Finance of each of the above companies               Title: Vice President-Finance

PATTERSON PETROLEUM LP, LLLP                                     PATTERSON-UTI DRILLING COMPANY SOUTH LP, LLLP
                                                                 By:  Patterson (GP2) LLC., its general partner
By:  Patterson (GP) LLC, its general partner
                                                                           By:
       By:                                                                     ----------------------------------
           ------------------------------------------                      Name:  Jonathan D. Nelson
       Name:  Jonathan D. Nelson                                           Title: Vice President-Finance
       Title: Vice President-Finance
                                                                 PATTERSON-UTI DRILLING COMPANY WEST LP, LLLP
 PATTERSON PETROLEUM TRADING COMPANY LP, LLLP
                                                                 By:  Patterson (GP2) LLC, its general partner
 By: Patterson (GP) LLC, its general partner
                                                                           By:
       By:                                                                     ----------------------------------
           ------------------------------------------                      Name:  Jonathan D. Nelson
       Name:  Jonathan D. Nelson                                           Title: Vice President-Finance
       Title: Vice President-Finance
                                                                 LONE STAR MUD LP, LLLP
NORTON GP, L.L.C.
                                                                 By:  Patterson (GP) LLC, its general partner
By:    Norton Drilling Services, Inc.,
       Its sole member                                                     By:
                                                                               ----------------------------------
       By:                                                                 Name:  Jonathan D. Nelson
           ------------------------------------------                      Title: Vice President-Finance
       Name:  Jonathan D. Nelson
       Title: Vice President-Finance                             AMBAR DRILLING FLUIDS LP, LLLP

                                                                 By:  Patterson (GP) LLC, its general partner

                                                                           By:
                                                                                ---------------------------------
                                                                           Name:  Jonathan D. Nelson
                                                                           Title: Vice President-Finance


                                                          UTI - PLEDGE AGREEMENT

                                                                    EXHIBIT 10.3


                                   SCHEDULE A

                               PLEDGED SECURITIES




                PLEDGOR                          ISSUER OF SECURITIES                 DESCRIPTION OF SECURITIES
                -------                          --------------------                 -------------------------
Patterson-UTI Energy, Inc.               UTICO, Inc.                            1,000 shares of common stock

Patterson-UTI Energy, Inc.               Patterson (GP) LLC                     100% membership interest

Patterson-UTI Energy, Inc.               Patterson (LP) LLC                     100% membership interest

Patterson-UTI Energy, Inc.               Norton Drilling Services, Inc.         1,000 shares of common stock

UTICO, Inc.                              Suits Drilling Company                 3,000 shares of common stock

UTICO, Inc.                              International Petroleum Service        152 shares of A common stock
                                         Company                                142 shares of B common stock

UTICO, Inc.                              Universal Well Services, Inc.          894 shares of common stock

UTICO, Inc.                              UTICO Hard Rock Boring, Inc.           1,100 shares of common stock
                                                                                7,600 shares of preferred stock

Norton Drilling Services, Inc.           Norton GP, L.L.C.                      100% membership interest

Norton GP, L.L.C.                        Norton Drilling, L.P.                  1% general partnership interest

Norton Drilling Services, Inc.           Norton Drilling, L.P.                  99% limited partnership interest

UTI Drilling, L.P.                       UTI Drilling Canada, Inc.              1,000 shares of common stock

UTI Drilling Canada, Inc.                Phelps Drilling Co.                    66 shares of common stock

Norton Drilling, L.P.                    Norton Drilling Company Mexico, Inc.   100 shares of common stock

UTICO Hard Rock Boring, Inc.             UTI Management Services, L.P.          1% general partnership interest

UTICO, Inc.                              UTI Management Services, L.P.          99% limited partnership interest

UTICO Hard Rock Boring, Inc.             UTI Drilling, L.P.                     1% general partnership interest

UTICO, Inc.                              UTI Drilling, L.P.                     99% limited partnership interest

Patterson (GP) LLC                       Ambar Drilling Fluids LP, LLLP         1% general partnership interest

Patterson (LP) LLC                       Ambar Drilling Fluids LP, LLLP         99% limited partnership interest

Patterson (GP) LLC                       Lone Star Mud LP, LLLP                 1% general partnership interest

Patterson (LP) LLC                       Lone Star Mud LP, LLLP                 99% limited partnership interest

Patterson (GP) LLC                       Patterson-UTI Drilling Company LP,     1% general partnership interest
                                         LLLP

Patterson (LP) LLC                       Patterson-UTI Drilling                 99% limited partnership



                                                          UTI - PLEDGE AGREEMENT

                                         Company LP, LLLP                       interest

Patterson (GP) LLC                       Patterson Petroleum LP, LLLP           1% general partnership interest

Patterson (LP) LLC                       Patterson Petroleum LP, LLLP           99% limited partnership interest

Patterson (GP) LLC                       Patterson Petroleum Trading Company    1% general partnership interest
                                         LP, LLLP

Patterson (LP) LLC                       Patterson Petroleum Trading Company    99% limited partnership interest
                                         LP, LLLP

Patterson-UTI Drilling                   Patterson (GP2) LLC                    100% membership interest
Company LP, LLLP

Patterson (GP2) LLC                      Patterson-UTI Drilling                 1% general partnership interest
                                         Company South LP, LLLP

Patterson-UTI Drilling                   Patterson-UTI Drilling                 99% limited partnership
Company LP, LLLP                         Company South LP, LLLP                 interest

Patterson (GP2) LLC                      Patterson-UTI Drilling                 1% general partnership interest
                                         Company West LP, LLLP

Patterson-UTI Drilling                   Patterson-UTI Drilling                 99% limited partnership
Company LP, LLLP                         Company West LP, LLLP                  interest





                                                          UTI - PLEDGE AGREEMENT

                                   SCHEDULE B

                               INTERCOMPANY NOTES


That certain Revolving Credit Promissory Note dated May 2, 2000 payable by Phelps Drilling Co. to UTI Drilling Canada, Inc. in the original principal amount of $30,000,000.



                                                          UTI - PLEDGE AGREEMENT

                                                                    EXHIBIT 10.3


                                    EXHIBIT 1

                                PLEDGE AMENDMENT


                  This Pledge Amendment, dated __________, is delivered pursuant to Section 5 of the Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Pledge Agreement, dated as of April __ 2002, between the undersigned, certain other parties identified therein and THE CIT GROUP/BUSINESS CREDIT, INC., as Agent (the "AGREEMENT"; capitalized terms used herein and not defined have the meanings ascribed to them in the Agreement) and that the Pledged Securities and/or Intercompany Notes listed on this Pledge Amendment shall be deemed to be and shall become part of the Pledged Collateral and shall secure all Secured Obligations.


                                       -----------------------------------------
                                       Pledgor


                                       By:
                                           -------------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                 -------------------------------


                                                          UTI - PLEDGE AGREEMENT